Exhibit 24.1




                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          I, do hereby make, constitute and appoint Robert A. Burgholzer, Jr.

and Gregg A. Dwyer and each of them, my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Registration Statement on

Form S-3 relating to the sale of shares of common stock of Duracell

International Inc., and any and all amendments to the foregoing Registration

Statement and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-

fact and agents and/or any of them, or their or his substitute or substitutes,

may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 25th day of February, 1995.



                                   /s/ Paula Stern
                                   ----------------------------
                                   Paula Stern

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          I, do hereby make, constitute and appoint Robert A. Burgholzer, Jr.

and Gregg A. Dwyer and each of them, my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Registration Statement on

Form S-3 relating to the sale of shares of common stock of Duracell

International Inc., and any and all amendments to the foregoing Registration

Statement and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-

fact and agents and/or any of them, or their or his substitute or substitutes,

may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1995.



                                   /s/ Robert M. Kavner
                                   ----------------------------
                                   Robert M. Kavner